                         SUPPLEMENT DATED JULY 1, 2004
                                    TO THE
                                 PROSPECTUSES
                                      AND
                     STATEMENTS OF ADDITIONAL INFORMATION
                                    OF THE
                             FUNDS INDICATED BELOW

  The following information supplements the disclosures in the Prospectuses and Statements of Additional Information of the funds. Defined terms have the same meanings as set forth in the Prospectuses and Statements of Additional Information.

  Effective June 28, 2004, a team of individuals employed by the manager will be responsible for the day-to-day management of the funds.

Prospectuses dated:

SMITH BARNEY INVESTMENT TRUST --

 SMITH BARNEY S&P 500 INDEX FUND       April 29, 2004
     Smith Barney Shares
     Citi Shares

SMITH BARNEY SMALL CAP CORE FUND, INC. April 29, 2004


FD 02995